UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020

TRANS-LUX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware                                     1-2257                               13-1394750

(State or other jurisdiction                 (Commission                      (IRS Employer

of incorporation)                              File Number)                     Identification No.)

135 East 57th Street, 14th Floor, New York, NY                                       10022

         (Address of principal executive offices)                                                  (zip code)

Registrant’s telephone number, including area code: (800) 243-5544

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01

The information provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 3, 2020, Trans-Lux Corporation (the “Company”) entered into a Modification Agreement (the “Modification Agreement”) of that certain Loan Agreement (the “Loan Agreement”) with its wholly-owned subsidiaries FairPlay Corporation (jointly, severally and collectively, “Borrowers” and each a “Borrower”), and Trans-Lux Canada Ltd., Trans-Lux Display Corporation, Trans-Lux Investment Corporation and Trans-Lux Energy Corporation jointly, severally and collectively, “Guarantors” and each a “Guarantor”; and together with Borrowers, jointly, severally and collectively, “Loan Parties” and each a “Loan Party”) and MidCap Business Credit LLC (“MidCap”) as lender (“Lender”).

Under the Modification Agreement, Lender waives the Company’s events of default, including the Company’s failure to maintain a certain minimum EBITDA calculation for the six month period ending March 31, 2020.  The Modification Agreement provides MidCap’s assent to allow the Company to enter into a contract manufacturing agreement and a security agreement with Craftsmen Industries, Inc.  The Modification Agreement redefines the borrowing base certificate and reduces potential availability.

The Modification Agreement also contains adjustments to future financial covenants that require the Borrowers to attain certain EBITDA amounts for certain periods, the first of which is for the three month period ended September 30, 2020.

The Modification Agreement requires the payment of a modification fee of $40,000.

The foregoing description of the Modification Agreement is included to provide information regarding its terms.  It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Modification Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1

Modification Agreement, dated as of June 3, 2020, by and among Trans-Lux Corporation, FairPlay Corporation, Trans-Lux Canada Ltd., Trans-Lux Energy Corporation, Trans-Lux Display Corporation, Trans-Lux Investment Corporation and MidCap Business Credit LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2020	TRANS-LUX CORPORATION

	By:	/s/ Todd Dupee
		Name:	Todd Dupee
		Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1

Modification Agreement, dated as of June 3, 2020, by and among Trans-Lux Corporation, FairPlay Corporation, Trans-Lux Canada Ltd., Trans-Lux Energy Corporation, Trans-Lux Display Corporation, Trans-Lux Investment Corporation and MidCap Business Credit LLC.